UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

February 11, 2025
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends and supplements the Form 8-K originally furnished by Pitney Bowes, Inc. (the “Company”) on February 11, 2025 (the “Original Form 8-K”) solely to correct the description of its free cash flow guidance contained in Exhibit 99.1 to the Original Form 8-K and include additional information regarding the Company’s dividend. Except as described above, no other portion of the Original Form 8-K (or Exhibit 99.1 attached thereto) is amended hereby.
Dividend Announcement
The Company announced on February 11, 2025, that the Board of Directors of the Company has declared a quarterly cash dividend on the Company’s common stock of $0.06 per share. The dividend will be paid on March 24, 2025 to stockholders of record on February 21, 2025.
Correction to Free Cash Flow Guidance
The press release issued by the Company on February 11, 2025 announcing fourth quarter and full year 2024 financial results, as well as a presentation posted to the Company’s investor relations page on the same day, contained the following statement: “Free cash flow for 2025, which excludes restructuring payments and capital expenditures, is expected to be in the range of $330 million to $370 million.” This information was similarly conveyed during remarks by the Company during an investor call held on February 11, 2025.
The Company wishes to clarify that its expected free cash flow for 2025 includes capital expenditures. The statement should have read as follows: “Free cash flow for 2025, which excludes restructuring payments, is expected to be in the range of $330 million to $370 million.”
The Company has made updated versions of the press release and earnings presentation reflecting this clarification available on its investor relations website.
The information contained in Item 7.01 of this Amended Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lance Rosenzweig
Name: Lance Rosenzweig
Date: February 12, 2025	Title: Chief Executive Officer